NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- October 15, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month and quarter ended September 30, 2025:

	September				Quarter
(millions, except per share amounts and ratios; unaudited)	2025	2024	Change		2025	2024	Change
Net premiums written	$7,128	$6,570	8%		$21,384	$19,455	10%
Net premiums earned	$6,827	$6,263	9%		$20,849	$18,297	14%
Net income	$305	$585	(48)%		$2,615	$2,334	12%
Per share available to common shareholders	$0.52	$0.99	(48)%		$4.45	$3.97	12%
Total pretax net realized gains (losses) on securities	$138	$121	14%		$295	$288	2%
Combined ratio	100.4	93.4	7.0	pts.	89.5	89.0	0.5	pts.
Average diluted equivalent common shares	588.2	587.7	0%		588.2	587.6	0%

	September 30,
(thousands; unaudited)	2025	2024	% Change
Policies in Force
Personal Lines
Agency – auto	10,630	9,415	13
Direct – auto	15,619	13,388	17
Special lines	6,980	6,475	8
Property	3,651	3,460	6
Total Personal Lines	36,880	32,738	13
Commercial Lines	1,198	1,131	6
Companywide	38,078	33,869	12

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended September 30, 2025
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$7,128

Revenues:
Net premiums earned	$6,827
Investment income	311
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	2
Net holding period gains (losses) on securities	136
Total net realized gains (losses) on securities	138
Fees and other revenues	100
Service revenues	45
Total revenues	7,421

Expenses:
Losses and loss adjustment expenses	4,492
Policy acquisition costs	509
Other underwriting expenses	1,005
Policyholder credit expense	950
Investment expenses	3
Service expenses	47
Interest expense	23
Total expenses	7,029

Income before income taxes	392
Provision for income taxes	87
Net income	305

Other comprehensive income (loss):
Change in total net unrealized gains (losses) on fixed-maturity securities	(32)
Total comprehensive income (loss)	$273

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2024 audited consolidated financial statements included in our 2024 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended September 30,
(millions)
(unaudited)

	Year-to-Date
	2025	2024
Net premiums written	$63,666	$56,319

Revenues:
Net premiums earned	$60,568	$51,655
Investment income	2,609	2,042
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	32	(305)
Net holding period gains (losses) on securities	438	622
Total net realized gains (losses) on securities	470	317
Fees and other revenues	896	774
Service revenues	382	308
Total revenues	64,925	55,096

Expenses:
Losses and loss adjustment expenses	39,854	36,077
Policy acquisition costs	4,522	3,930
Other underwriting expenses	8,423	6,781
Policyholder credit expense	950	0
Investment expenses	26	20
Service expenses	400	333
Interest expense	209	209
Total expenses	54,384	47,350

Income before income taxes	10,541	7,746
Provision for income taxes	2,184	1,622
Net income	8,357	6,124

Other comprehensive income (loss):
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	1,611	1,461
Net unrealized losses on forecasted transactions	1	0
Other comprehensive income (loss)	1,612	1,461
Total comprehensive income (loss)	$9,969	$7,585

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended September 30,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	September	Year-to-Date
	2025	2025	2024

Net income	$305	$8,357	$6,124
Less: Preferred share dividends and other	0	0	17
Net income available to common shareholders	$305	$8,357	$6,107
Per common share:
Basic	$0.52	$14.25	$10.43
Diluted	$0.52	$14.21	$10.39

Comprehensive income (loss)	$273	$9,969	$7,585
Less: Preferred share dividends and other	0	0	17
Comprehensive income (loss) attributable to common shareholders	$273	$9,969	$7,568
Per common share:
Diluted	$0.46	$16.95	$12.88

Average common shares outstanding - Basic	586.6	586.3	585.5
Net effect of dilutive stock-based compensation	1.6	1.8	2.2
Total average equivalent common shares - Diluted	588.2	588.1	587.7

The following table sets forth the investment results for the period:
	September	Year-to-Date
	2025	2025	2024
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.3%	5.8%	5.1%
Common stocks	3.6%	13.8%	20.3%
Total portfolio	0.4%	6.1%	5.7%

Pretax annualized investment income book yield	4.2%	4.2%	3.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended September 30, 2025
($ in millions)
(unaudited)

Current Month
	Personal Lines Business							Commercial
	Vehicles							Lines	Companywide
	Agency		Direct		Property	Total		Business[1]	Total
Net Premiums Written	$2,572		$3,537		$265	$6,374		$753	$7,128
% Growth in NPW	8%		14%		7%	11%		(7)%	8%
Net Premiums Earned	$2,448		$3,229		$262	$5,939		$888	$6,827
% Growth in NPE	8%		15%		6%	11%		(4)%	9%

GAAP Ratios
Loss/LAE ratio	66.0		68.1		40.8	66.1		63.6	65.7
Expense ratio	36.5	[2]	37.0	[2]	28.7	36.4	[2]	23.0	34.7
Combined ratio	102.5	[2]	105.1	[2]	69.5	102.5	[2]	86.6	100.4
Net catastrophe loss ratio[3]	0.6				8.8	1.0		0.2	0.9

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years									$33
Current accident year									91
Calendar year actuarial adjustment	$46		$72		$(4)	$114		$9	$124

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment									$33
All other development									123
Total development									$156

Calendar year loss/LAE ratio									65.7
Accident year loss/LAE ratio									68.0

1 The decrease in net premiums written was primarily attributable to our transportation network company (TNC) business, driven by a decrease in the monthly adjustment for projected mileage, which is the basis for computing premiums. Excluding all TNC business, our total Commercial Lines net premiums written would have decreased 3% for the month.
2 Included in both the expense ratio and the combined ratio is 17.8 points of Florida policyholder credits in the Personal Lines vehicles agency channel and 15.9 points in the Personal Lines vehicles direct channel. Excluding these policyholder credits, the total Personal Lines business would have reported an expense ratio of 20.4 and combined ratio of 86.5. See the Monthly Commentary at the end of this release for additional discussion.
3 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned.
4 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended September 30, 2025
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$22,678	$30,054	$2,402	$55,134	$8,530	$63,666
% Growth in NPW	12%	20%	2%	16%	(1)%	13%
Net Premiums Earned	$21,808	$28,193	$2,342	$52,343	$8,224	$60,568
% Growth in NPE	17%	24%	6%	20%	3%	17%

GAAP Ratios
Loss/LAE ratio	64.7	67.3	48.8	65.3	67.3	65.7
Expense ratio	20.3	22.3	29.2	21.8	20.5	21.6
Combined ratio	85.0	89.6	78.0	87.1	87.8	87.3
Net catastrophe loss ratio[1]	2.1		13.7	2.6	0.4	2.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$254
Current accident year						191
Calendar year actuarial adjustment	$124	$132	$134	$390	$52	$445

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$254
All other development						814
Total development						$1,068

Calendar year loss/LAE ratio						65.7
Accident year loss/LAE ratio						67.5

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

September 30, 2025
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $88,247)	$88,509
Short-term investments (amortized cost: $1,515)	1,515
Total available-for-sale securities	90,024
Equity securities:
Nonredeemable preferred stocks (cost: $454)	438
Common equities (cost: $808)	4,047
Total equity securities	4,485
Total investments[2,3]	94,509
Net premiums receivable	16,519
Reinsurance recoverables (including $3,813 on unpaid loss and LAE reserves)	4,107
Deferred acquisition costs	2,164
Other assets	4,236
Total assets	$121,535

Unearned premiums	$26,822
Loss and loss adjustment expense reserves	42,105
Other liabilities[2,4]	10,267
Debt	6,896
Total liabilities	86,090
Shareholders’ equity	35,445
Total liabilities and shareholders’ equity	$121,535

Common shares outstanding	586.4
Common shares repurchased in the current month	14,587
Average cost per common share	$242.04
Book value per common share	$60.45
Trailing 12-month return on average common shareholders’ equity
Net income	35.9%
Comprehensive income	37.1%
Net unrealized pretax gains (losses) on fixed-maturity securities	$249
Increase (decrease) from the previous month	$(40)
Increase (decrease) from December 2024	$2,039
Debt-to-total capital ratio	16.3%
Fixed-income portfolio duration	3.4
Weighted average credit quality	AA- .
1 As of September 30, 2025, we held certain hybrid securities and recognized a change in fair value of $13 million as a realized gain during the period we held these securities.
2 At September 30, 2025, we had $523 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $4.9 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance, subsidiary of the holding company.
4 Includes a $950 million liability related to Florida policyholder credits accrued in September 2025. See the Monthly Commentary at the end of this release for additional discussion.

Monthly Commentary
•Since Florida insurance reform was enacted in early 2023, we have seen lower loss costs on certain types of personal auto accident claims and favorable reserve development, and we have experienced strong profitability in our Florida personal auto business. Despite actions to lower rates in the last year, it is probable that our personal auto profit in Florida for the 2023 to 2025 period will exceed the statutory profit limit that a Florida statute imposes on the profit that any insurance group can earn on personal auto insurance over any three-calendar-year period. In such event, we would need to credit any profit above the limit to all Florida personal auto policyholders active at December 31, 2025. As a result, in September 2025, we recorded a $950 million policyholder credit expense, which represents our current estimate of the profit we will earn on the three-calendar-year period ending December 31, 2025, in excess of the permitted profit limit. The estimated liability will continue to be refined through the end of the fourth quarter 2025, given the continuing exposure to potential significant storm activity through the Atlantic hurricane season, which continues into late November 2025, and the other factors that impact reserve development through the first quarter of 2026 on losses for applicable accident years, as described in our 2025 Second Quarter Form 10-Q. In early 2026, we expect to provide credits to policyholders active at December 31, 2025. As of September 30, 2025, we had approximately 2.7 million personal auto policyholders active in Florida.
Events
Our third quarter Investor Relations conference call is currently scheduled to be held on Tuesday, November 4, 2025, at 9:30 a.m. eastern time. This conference call, which will consist of both a conference call and audio-only webcast, is scheduled to last 60 minutes and will consist of a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Monday, November 3, 2025. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the conference call, or any event changes, will be available at: https://investors.progressive.com/events.
We plan to release October results on Wednesday, November 19, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2024.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.